CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                    AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Edward J. Roach, President & Treasurer of The RBB Fund, Inc. (the "Registrant"), certify that:

         1. The Registrant's periodic report on Form N-CSR for the period ended February 28, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    April 25, 2007               /s/ Edward J. Roach
     --------------------------       ---------------------------------------
                                      Edward J. Roach, President & Treasurer
                                      (principal executive officer & principal
                                      financial officer)





THIS CERTIFICATION IS BEING FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION SOLELY PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND 18 U.S.C. SS.1350 AND IS NOT BEING FILED AS PART OF THE REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.